COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 12:	COMMITMENTS AND CONTINGENCIES

A.	Liens

Loans and Capital Leases

For liens under TPSCo’s JPY Loans, see Note 9C. For liens under the capital lease agreements, see Note 9D.

B.	TPSCo

I.	Renewed Contracts

In 2022, Tower, TPSCo and NTCJ extended certain agreements with respect to TPSCo through March 2027 under certain amended terms, including changes to the commercial pricing for the services provided by TPSCo and enhanced financial support from Tower and NTCJ to TPSCo.

II.	Japanese Operations Restructuring

During 2022, TPSCo’s operation in Japan was re-organized and re-structured, maintaining operations at the Uozu and Tonami facilities unchanged, while the Arai facility, which provided products solely to NTCJ and did not serve the Company’s customers, ceased operations, with a portion of the machinery and equipment of the Arai facility being transferred to the Tonami facility. The remaining machinery and equipment were sold to third parties.

The restructuring process, including the transfer and installation of machinery and equipment in the Tonami facility and the sale of certain equipment, which was mostly completed during 2023 and finalized during 2024, resulted in restructuring gain, net from the sale of machinery and equipment of $52,168 in 2023, as well as total restructuring costs (income) of $6,270 income and $19,662 expense recorded in 2024 and 2023, respectively.

Changes in accruals related to the Arai facility cessation for the years ended December 31, 2024 and December 31, 2023 were as follows:

Details	Asset disposal accrual	Other Restructuring costs accrual
Accrued balance as of January 1, 2023	$1,963	$7,635
Expenses accrued	-	19,662
Accruals related to assets	(1,741)	(7,318)
Cash payments	(222)	(17,852)
Accrued balance as of December 31, 2023	$-	$2,127
Cash payments	-	(2,127)
Accrued balance as of December 31, 2024	$-	$-

C.	License Agreements

The Company enters into intellectual property and licensing agreements with third parties from time to time. The effect of each of them on the Company’s total assets and results of operations is immaterial. Certain of these agreements call for royalties to be paid by the Company to these third parties.

D.	TSNB Lease Agreement

TSNB leases its facilities under an operational lease contract that is due to expire during 2030, following an extension of the lease signed in November 2025, that extended the lease from the previous 2027 expiration. A prepayment of $105,000 that was paid in 2025 was included in cash flow used in operating activities for the year ended December 31, 2025 and is being expensed to the cost of revenue in the Company’s statement of operations during the lease extended term through 2030 at an amount of approximately $6,000 per quarter. The landlord is party to an option agreement pertaining to the Newport Beach site with a third-party, under which such third party believes he has certain collateral or other rights with respect to it, hence has stated he is considering to file claims against the landlord and/ or the Company.  The landlord and the Company dispute the third-party’s claims. The landlord has agreed to indemnify the Company and to provide a defense to any claims asserted by the third-party. In prior amendments to its lease, (i) TSNB secured various contractual safeguards designed to limit and mitigate any adverse impact of construction activities on its operations; and (ii) certain obligations of TSNB and the landlord are specified, including certain noise abatement actions at the facility. The landlord has made claims that TSNB’s noise abatement efforts are not adequate under the terms of the amended lease and has requested a judicial declaration that TSNB has committed material non-curable breach of the lease. TSNB does not agree and is disputing these claims.

E.	Agreement with ST Microelectronics

In 2021, TSIT, Tower’s wholly-owned Italian subsidiary, entered into a definitive agreement with ST Microelectronics (“ST”) to share under collaborative arrangement a 300mm facility with ST in Agrate, Italy. Under this arrangement, the parties were to share the cleanroom space and the facility infrastructure, with the Company installing certain of its own equipment inside the clean room in an area which consumes approximately one-third of the total clean room space. TSIT and ST invested in their respective process equipment and have been working to accelerate the process flows’ transfer to the facility, product development, qualification and subsequent ramp-up. The comprehensive qualification process was completed in the fourth quarter of 2024, followed by the commencement of volume production and operations, which were, and will continue to be, managed by ST.

F.	Termination of Intel Acquisition Agreement

In February 2022, Intel and Tower have signed a definitive agreement under which Intel was to acquire all of Tower’s outstanding ordinary shares, however, the closing conditions for this transaction were not met since certain regulatory approvals were not obtained. As a result, in August 2023, Intel and Tower announced the termination of this agreement. Pursuant to the terms of the agreement, and in connection with the termination, Intel paid Tower a gross termination fee of $353,000, which is presented, net of associated fees, in a separate line within the statement of operations for the year ended December 31, 2023 in the amount of $313,501.

G.	Capacity Corridor Agreement with Intel

In September 2023, Tower and Intel signed an agreement under which Intel has committed to build a capacity corridor at Tower’s instructions, in order for Intel to manufacture wafers for Tower’s customers in Intel’s 300mm facility in New Mexico, USA. Under this agreement, Tower has committed to invest up to $300,000 for equipment and other fixed assets to be owned by Tower and to be installed and qualified for Tower processes and for its customer products in this Intel facility. As of December 31, 2025, the corridor was in the initial equipment procurement and installation stage and not qualified for production. Recently, Intel has expressed its intention not to perform under the agreement and the parties are presently in a mediation process.

H.	Other Agreements

From time to time, in the ordinary course of business, the Company enters into long-term agreements with various entities for the joint development of product IPs and processes. The developed IPs may be owned separately by either the other entity or the Company, or owned jointly by both parties, as applicable.